EXHIBIT 99.3

AMENDMENT No. 29 TO PURCHASE AGREEMENT No. GPJ-003/96

This Amendment No. 29 ("Amendment 29") dated as of February 26, 2003 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc. (formerly known as Continental Express, Inc.) ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time together with its Attachments (collectively referred to as the "Base Agreement") and Letter Agreements GPJ-004/96 dated August 5, 1996 and PCJ-004A/96 dated August 31, 1996 between EMBRAER and BUYER as amended from time to time (together with the Base Agreement, collectively referred to herein as the "Purchase Agreement" or the "Agreement") for the purchase of up to two hundred and forty five (245) new EMB-145 aircraft (the "AIRCRAFT").

All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 29 and the Purchase Agreement, this Amendment shall control.

WHEREAS, BUYER and EMBRAER wish to amend the Purchase Agreement to (a) reduce the number of XR AIRCRAFT delivered thereunder during 2003 from forty-eight (48) XR AIRCRAFT to thirty-six (36) XR AIRCRAFT, (b) reduce the number of XR AIRCRAFT delivered thereunder during 2004 from thirty-six (36) XR AIRCRAFT to twenty-one (21) XR AIRCRAFT, (c) reschedule the remaining Firm XR AIRCRAFT to be delivered during 2005 and 2006 and (d) reschedule the delivery months for Reconfirmation AIRCRAFT, all as more fully set forth below;

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is acknowledged by the PARTIES, EMBRAER and BUYER hereby agree to amend the Purchase Agreement as follows:

1. Amendment to Delivery Schedule. The text of paragraphs a.4, a.5, a.6 and a.7 of Article 5 of the Purchase Agreement is hereby deleted and replaced with the following:

"a.4. 2003 XR AIRCRAFT Deliveries

XR Aircraft #	XR Aircraft Contractual Delivery Dates	XR Aircraft #	XR Aircraft Contractual Delivery Dates
19	January 2003	37	*
20	January 2003	38	*
21	January 2003	39	*
22	January 2003	40	*
23	February 2003	41	*
24	February 2003	42	*
25	February 2003	43	*
26	February 2003	44	*
27	*	45	*
28	*	46	*
29	*	47	*
30	*	48	*
31	*	49	*
32	*	50	*
33	*	51	*
34	*	52	*
35	*	53	*
36	*	54	*

*[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

a.5. 2004 XR AIRCRAFT Deliveries

XR Aircraft #	XR Aircraft Contractual Delivery Dates	XR Aircraft #	XR Aircraft Contractual Delivery Dates
55	*	66	*
56	*	67	*
57	*	68	*
58	*	69	*
59	*	70	*
60	*	71	*
61	*	72	*
62	*	73	*
63	*	74	*
64	*	75	*
65	*		*

*[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

a.6. 2005 XR AIRCRAFT Deliveries

XR Aircraft #	XR Aircraft Contractual Delivery Dates	XR Aircraft #	XR Aircraft Contractual Delivery Dates
76	*	87	*
77	*	88	*
78	*	89	*
79	*	90	*
80	*	91	*
81	*	92	*
82	*	93	*
83	*	94	*
84	*	95	*
85	*	96	*
86	*		*

*[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

a.7. 2006 XR AIRCRAFT Deliveries

XR Aircraft #	XR Aircraft Contractual Delivery Dates	XR Aircraft #	XR Aircraft Contractual Delivery Dates
97	*	101	*
98	*	102	*
99	*	103	*
100	*	104	*

*[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

To the extent that the specific LR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.1 and 5.a.2 and the specific XR AIRCRAFT Contractual Delivery Dates are not identified in Articles 5.a.3, 5.a.4, 5.a.5, 5.a.6 and 5.a.7, EMBRAER will give BUYER notice ("Final Delivery Notice") of the date on which EMBRAER considers that each such AIRCRAFT will be ready for inspection and such date shall be no fewer than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (the "Inspection Date"). The Final Delivery Notice will be provided to BUYER by EMBRAER no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

a.8. RECONFIRMATION XR AIRCRAFT Deliveries

BUYER has the option to purchase up to one hundred (100) additional XR AIRCRAFT (the "Reconfirmation AIRCRAFT") in accordance with the terms of this Agreement. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Reconfirmation AIRCRAFT shall be delivered in accordance with the following schedule, provided that all terms and conditions of this Article 5a.8 have been satisfied:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Effect of Rescheduling on AIRCRAFT BASIC PRICE. The rescheduling of the delivery months [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. Effect of Rescheduling on Progress Payments. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with respect to the XR AIRCRAFT whose delivery dates have been rescheduled pursuant to this Amendment No. 29, however, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after giving effect to the rescheduling of delivery dates effected by this Amendment No. 29. For the avoidance of doubt, the dates when any additional progress payments must be made under Article 4 of the Purchase Agreement from and after the date hereof with respect to any rescheduled XR AIRCRAFT shall be based on the new delivery schedule for such rescheduled XR AIRCRAFT [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4. General. All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

[Intentionally left blank]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 29 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira EXPRESSJET AIRLINES, INC.

de Aeronautica S.A.

By : /S/ Satoshi Yokota___________ By : _/S/ Frederick Cromer___

Name : Satoshi Yokota Name : Frederick Cromer

Title : Executive Vice-President Industrial Title : Vice President & Chief

Financial Officer

By : /S/ Flavio Ríimoli______

Name : Flavio Ríimoli

Title : Director of Contracts

Date: February 26, 2003 Date: February 26, 2003

Place: Sao Jose Dos Campos, S.P. Place: Houston, Texas

Witness: /S/ Fernando Bueno__ Witness:/S/ Pam Baley__________

Name: Fernando Bueno Name: Pam Baley